Exhibit 10.1

First Amendment To Sponsor Support Agreement

This First Amendment to Sponsor Support Agreement (this “Amendment”), dated as of March 16, 2021, is made by and among Social Capital Hedosophia Holdings Corp. V, a Cayman Islands exempted company limited by shares (“Acquiror”), SCH Sponsor V LLC, a Cayman Islands limited company (“Sponsor Holdco”), and Social Finance, Inc., a Delaware corporation (the “Company”) (each, a “Party”, and collectively, the “Parties”). Capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Sponsor Support Agreement, dated as of January 7, 2021, by and among the Parties and the Persons set forth on Schedule I thereto (the “Agreement”).

WHEREAS, Section 3.6 of the Agreement provides that the Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Company and the Sponsor Holdco; and

WHEREAS, the Parties wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

1.     Amendment to Section 1.4. The reference to “Exhibit D” in Section 1.4 of the Agreement shall be deleted and replaced with “Exhibit E,” it being understood that such reference to Exhibit E shall be to such exhibit as amended by that certain First Amendment to the Merger Agreement, dated as of the date hereof.

2.     Full Force and Effect; Amendment. Except as expressly amended hereby, each term and provision of the Agreement will and does remain in full force and effect. This Amendment may not be amended except by an instrument in writing signed by the Parties.

3.     Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be deemed an original, but all which together shall constitute one and the same instrument.

4.     Governing Law. This Amendment, and all claims or causes of action based upon, arising out of, or related to this Amendment shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be duly executed as of the date first written above.

SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. V

By:	/s/ Chamath Palihapitiya
Name:	Chamath Palihapitiya
Title:	Chief Executive Officer

SCH SPONSOR V LLC

By:	/s/ Chamath Palihapitiya
Name:	Chamath Palihapitiya
Title:	Chief Executive Officer

SOCIAL FINANCE, INC.

By:	/s/ Anthony Noto
Name:	Anthony Noto
Title:	CEO

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